                             UNDERWRITERS' STATEMENT
                      STRUCTURAL AND COLLATERAL TERM SHEET
                          $2,243,883,409 (Approximate)
           First Union - Lehman Brothers Commercial Mortgage Trust II
                 Commercial Mortgage Pass Through Certificates,
                                 Series 1997-C2




The attached Structural and Collateral Term Sheet (the "Term Sheet") is privileged and confidential and is intended for use by the addressee only. This Term Sheet is furnished to you solely by Lehman Brothers Inc. and First Union Capital Markets Corp. (the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The Term Sheet is based upon information made available to the Underwriters. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet reflects future performance. This Term Sheet should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Term Sheet are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that Offered Certificates may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

INVESTORS SHOULD READ THE UNDERWRITERS' STATEMENT WHICH ACCOMPANIES THIS COLLATERAL TERM SHEET. PROSPECTIVE INVESTORS ARE ADVISED TO CAREFULLY READ, AND SHOULD RELY SOLELY ON, THE FIRST PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL PROSPECTUS") RELATING TO THE CERTIFICATES REFERRED TO HEREIN (THE "OFFERED CERTIFICATES") IN MAKING THEIR INVESTMENT DECISION. THIS TERM SHEET DOES NOT INCLUDE ALL RELEVANT INFORMATION RELATING TO THE COLLATERAL DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE RISKS AND SPECIAL CONSIDERATIONS ASSOCIATED THEREWITH. ALL COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUCH INFORMATION MAY CHANGE. ALTHOUGH THE INFORMATION CONTAINED IN THIS TERM SHEET IS BASED ON SOURCES WHICH THE UNDERWRITERS BELIEVE TO BE RELIABLE, THE UNDERWRITERS MAKE NO REPRESENTATION OR WARRANTY THAT SUCH INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS A PROEJCTION, FORECAST, PREDICTION OR OPINION WITH RESPECT TO VALUE. PRIOR TO MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHOULD RECEIVE AND FULLY REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                      Structural and Collateral Term Sheet


           First Union - Lehman Brothers Commercial Mortgage Trust II
                 Commercial Mortgage Pass-Through Certificates,
                                 Series 1997-C2

                          $2,243,883,409 (Approximate)


               [GRAPHIC OMITTED - MAP OF UNITED STATES REFLECTING
                     PERCENTAGES OF MORTGAGE POOL BY STATE]


                   % of Mortgage Pool by Cut-off Date Balance


Lehman Brothers                               First Union Capital Markets Corp.



                 The date of this Term Sheet is November 4, 1997



INVESTORS SHOULD READ THE UNDERWRITERS' STATEMENT WHICH ACCOMPANIES THIS COLLATERAL TERM SHEET. PROSPECTIVE INVESTORS ARE ADVISED TO CAREFULLY READ, AND SHOULD RELY SOLELY ON, THE FIRST PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL PROSPECTUS") RELATING TO THE CERTIFICATES REFERRED TO HEREIN (THE "OFFERED CERTIFICATES") IN MAKING THEIR INVESTMENT DECISION. THIS TERM SHEET DOES NOT INCLUDE ALL RELEVANT INFORMATION RELATING TO THE COLLATERAL DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE RISKS AND SPECIAL CONSIDERATIONS ASSOCIATED THEREWITH. ALL COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUCH INFORMATION MAY CHANGE. ALTHOUGH THE INFORMATION CONTAINED IN THIS TERM SHEET IS BASED ON SOURCES WHICH THE UNDERWRITERS BELIEVE TO BE RELIABLE, THE UNDERWRITERS MAKE NO REPRESENTATION OR WARRANTY THAT SUCH INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS A PROJECTION, FORECAST, PREDICTION OR OPINION WITH RESPECT TO VALUE. PRIOR TO MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHOULD RECEIVE AND FULLY REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

            First Union-Lehman Brothers Commercial Mortgage Trust II
          Commercial Mortgage Pass-Through Certificates, Series 1997-C2
                                 (FU-LB 1997-C2)



--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------
                Original                Rating                                        Avg        Principal           Legal
 Class            Face                    ()            Description     Coupon     Life (1)      Window (1)         Status
--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------

  A-1                                                                                                               Public
--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------
  A-2                                                                                                               Public
--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------
  A-3                                                                                                               Public
--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------
   IO              (2)                                                             (3)                              Public
--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------
   B                                                                                                                Public
--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------
   C                                                                                                                Public
--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------
   D                                                                                                                Public
--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------
   E                                                                                                                Public
--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------

--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------

--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------

--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------

--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------

--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------

--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------

--------- ---------------------- --------------------- -------------- ------------ ---------- ----------------- ----------------

(1)   Assuming among other things, 0% CPR and no losses.
(2)   Represents notional amount on Class IO.
(3)   Represents average life of related principal notional amounts on Class IO.

Rating Agencies:             TBA
Trustee:                     LaSalle National Bank
Fiscal Agent:                ABN AMRO Bank N.V.
Master Servicer:             First Union National Bank ("First Union")
Special Servicer:            CRIIMI MAE Services Limited Partnership
Closing Date:                On or about November 25, 1997

INVESTORS SHOULD READ THE UNDERWRITERS' STATEMENT WHICH ACCOMPANIES THIS COLLATERAL TERM SHEET. PROSPECTIVE INVESTORS ARE ADVISED TO CAREFULLY READ, AND SHOULD RELY SOLELY ON, THE FIRST PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL PROSPECTUS") RELATING TO THE CERTIFICATES REFERRED TO HEREIN (THE "OFFERED CERTIFICATES") IN MAKING THEIR INVESTMENT DECISION. THIS TERM SHEET DOES NOT INCLUDE ALL RELEVANT INFORMATION RELATING TO THE COLLATERAL DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE RISKS AND SPECIAL CONSIDERATIONS ASSOCIATED THEREWITH. ALL COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUCH INFORMATION MAY CHANGE. ALTHOUGH THE INFORMATION CONTAINED IN THIS TERM SHEET IS BASED ON SOURCES WHICH THE UNDERWRITERS BELIEVE TO BE RELIABLE, THE UNDERWRITERS MAKE NO REPRESENTATION OR WARRANTY THAT SUCH INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS A PROEJCTION, FORECAST, PREDICTION OR OPINION WITH RESPECT TO VALUE. PRIOR TO MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHOULD RECEIVE AND FULLY REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Cut-off Date:                November 1, 1997
ERISA:                       Classes  A-1,  A-2, A-3 and IO are  expected to be
                             eligible  for each of the  Underwriters'
                             individual prohibited transaction exemptions with
                             respect to ERISA.
SMMEA:                       Classes A-1, A-2, A-3, B and IO are "mortgage
                             related securities" for purposes of SMMEA.
Payment:                     Pays on 18th of each month or, if such date is
                             not a business day, then the following
                             business day.
The Class IO:                The Class IO is comprised  of thirteen
                             components,  one  relating to each class of
                             Principal  Balance  Certificates.
Optional Call:               1% Clean-up Call.
Collateral:                  The Certificates are backed by 430 mortgage loans
                             secured by first liens on 449 commercial and multifamily properties, such mortgage loans having been originated by an affiliate of Lehman Brothers, or its approved conduit originators, or by First
                             Union, or its approved conduit originators.

    - Newly Originated Collateral. The collateral consists of 430 Mortgage Loans with a principal balance (as of November 1, 1997) of approximately $2.24 billion. 50.3%* of the Mortgage Loans were contributed by an affiliate of Lehman Brothers and 49.7% of the Mortgage Loans were contributed by First Union.

    -    Call  Protection.  99.6% of the loans have call  protection:
         94.6% of Mortgage Loans have lockout initially then yield maintenance and/or declining penalties and/or open periods.

--------------------------------------------------------------------------------- -------------------- -------------------------
                           Type of Call Protection                                     # of Loans             % of Balance
--------------------------------------------------------------------------------- -------------------- -------------------------

    Lockout (weighted average 60 months), then yield maintenance ("YM")*                   249                    46.0
--------------------------------------------------------------------------------- -------------------- -------------------------
            Defeasance or Lockout then Defeasance (Lender Option)                          121                    31.2
--------------------------------------------------------------------------------- -------------------- -------------------------
  Lockout (weighted average 54 months), then YM*, then declining penalties                 26                     12.5
--------------------------------------------------------------------------------- -------------------- -------------------------
       Lockout (weighted average 51 months), then declining penalties                      14                     4.9
--------------------------------------------------------------------------------- -------------------- -------------------------
                                  YM * only                                                 8                     2.9
--------------------------------------------------------------------------------- ---------------------------------------------
              Lockout (weighted average 133 months), then open                             10                     1.7
--------------------------------------------------------------------------------- -------------------- -------------------------
                          Declining penalties only                                          1                     0.4
--------------------------------------------------------------------------------- -------------------- -------------------------
                                    None                                                    1                     0.4
--------------------------------------------------------------------------------- -------------------- -------------------------

* 93.6% of Mortgage Loans provide for yield maintenance prepayment premiums that are calculated at a discount rate of Treasuries flat.

      -  No loan delinquent 30 days or more as of the Cut-off Date.

      -  $5.2mm average loan balance as of the Cut-off Date.

      - 1.36x Weighted Average Debt Service Coverage Ratio ("DSCR") as of the Cut-off Date (excluding Credit Tenant Lease ("CTL") Loans).

      - 72.2% Weighted Average Loan to Value ("LTV") as of the Cut-off Date (excluding CTL Loans).

      - Property Types. 30.5% Multifamily concentration, 30.4% Retail concentration. Less than 14% concentrations in Office
         (10.5%) and Hotel (8.7%)  (excluding CTLs).

      - Geographic Diversification. FL (14.2%), NY (11.1%), TX (10.6%), CA (9.4%), all other states less than 5% each.

      -  10.6% CTLs.  6.2% Retail, 3.3% Office, 0.8% Health & Fitness,
         0.3% Other.

      -  Cash Flows will be Modeled on BLOOMBERG.

     * Except as otherwise indicated, percentages (%) represent the principal amount of loan or loans compared to aggregate pool balance, as of the Cut-off Date (the "Initial Pool Balance")

INVESTORS SHOULD READ THE UNDERWRITERS' STATEMENT WHICH ACCOMPANIES THIS COLLATERAL TERM SHEET. PROSPECTIVE INVESTORS ARE ADVISED TO CAREFULLY READ, AND SHOULD RELY SOLELY ON, THE FIRST PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL PROSPECTUS") RELATING TO THE CERTIFICATES REFERRED TO HEREIN (THE "OFFERED CERTIFICATES") IN MAKING THEIR INVESTMENT DECISION. THIS TERM SHEET DOES NOT INCLUDE ALL RELEVANT INFORMATION RELATING TO THE COLLATERAL DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE RISKS AND SPECIAL CONSIDERATIONS ASSOCIATED THEREWITH. ALL COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUCH INFORMATION MAY CHANGE. ALTHOUGH THE INFORMATION CONTAINED IN THIS TERM SHEET IS BASED ON SOURCES WHICH THE UNDERWRITERS BELIEVE TO BE RELIABLE, THE UNDERWRITERS MAKE NO REPRESENTATION OR WARRANTY THAT SUCH INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS A PROEJCTION, FORECAST, PREDICTION OR OPINION WITH RESPECT TO VALUE. PRIOR TO MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHOULD RECEIVE AND FULLY REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

MORTGAGE LOANS:              The collateral consists of an approximately
                             $2.24 billion pool of 430 fixed rate mortgage loans secured by first liens on commercial and multifamily properties in 38 different states. As of the Cut-off Date, the Mortgage Loans have a weighted average coupon ("WAC") of 8.203% and a weighted average maturity ("WAM") of 151 months.
                             See the Collateral Summary tables at the end of this memo for more Mortgage Loan details.

CREDIT ENHANCEMENT:          Credit enhancement for each class of
                             Certificates will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

REALIZED LOSSES:             Realized Losses from any Mortgage Loan will
                             be allocated in reverse sequential order (i.e. L, K, J, H, G, F, E, D, C, B and then pro-rata to
                             Classes A-1, A-2, and A-3).

APPRAISAL REDUCTIONS:        With respect to certain Mortgage Loans
                             as to which an appraisal is required (including any Mortgage Loan that becomes 60 days delinquent), an Appraisal Reduction Amount may be created, in the amount, if any, by which the Stated Principal
                             Balance of such Mortgage Loan, together with unadvanced interest, unreimbursed P&I advances and certain other items, exceeds 90% of the appraised value of the related Mortgaged Property. The
                             Appraisal Reduction Amount will reduce
                             proportionately the amount of any P&I Advance for such loan, which reduction may result in a shortfall of interest to the most subordinate class of Principal Balance Certificates outstanding. The
                             Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for three months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be made whole.

PREPAYMENT PREMIUMS (% represents % of Cut-off Date Balance):

--------------------------------------------------------------------------------------------------------------------------------
    Prepayment    11/97     11/98      11/99     11/00    11/01     11/02      11/03     11/04    11/05      11/06     11/07
     Premium
--------------------------------------------------------------------------------------------------------------------------------

     Lock-out     94.6       93.6      84.9       77.2    36.7       23.7      23.2       19.8     11.9       9.8       1.2

--------------------------------------------------------------------------------------------------------------------------------
    Defeasance     1.7       1.7        4.1       7.0     20.0       21.7      20.0       17.4     19.6      18.4       8.1

--------------------------------------------------------------------------------------------------------------------------------
        YM         2.9       3.9        9.5       13.9    40.2       44.6      43.8       44.8     50.4      51.7       21.0

--------------------------------------------------------------------------------------------------------------------------------
        5%                                        0.4      0.9       5.6        0.3                                     0.4
--------------------------------------------------------------------------------------------------------------------------------
        4%                                        0.1      0.3       0.9        5.7       0.3      0.3                  2.4
--------------------------------------------------------------------------------------------------------------------------------
        3%         0.4       0.4        1.1                          0.4        1.0       5.7                 0.3       3.0
--------------------------------------------------------------------------------------------------------------------------------
        2%                                        1.1      0.8       0.4                  0.8      5.7
--------------------------------------------------------------------------------------------------------------------------------
        1%                                                 0.6       0.7        0.7       1.1      1.9        6.4
--------------------------------------------------------------------------------------------------------------------------------
       Open        0.4       0.4        0.4       0.4      0.4       0.7        4.0       0.7      0.7        3.9       0.4
--------------------------------------------------------------------------------------------------------------------------------
     Matured                                                         1.3        1.3       9.4      9.4        9.5       63.5
--------------------------------------------------------------------------------------------------------------------------------
      Total      100.0%    100.0%      100.0%    100.0%   100.0%    100.0%     100.0%    100.0%   100.0%     100.0%    100.0%
--------------------------------------------------------------------------------------------------------------------------------

       *Note that Prepayment Premiums generally end prior to the last six months before the Mortgage Loan's maturity date.

ALLOCATION OF
PREPAYMENT PREMIUMS:      All Prepayment  Premiums are distributed to
                          Certificateholders on the Distribution Date following the one-month collection period in which the prepayment occurred. All Prepayment Premiums will be allocated to the Classes A through F, up to the product of (i) the Prepayment Premium and (ii) the "Discount Rate Fraction." However, only the
                          Class(es) entitled to principal payments on a given
                          Distribution Date will be eligible to receive a portion of the Prepayment Premiums. Any excess amounts will be distributed to Class IO.

         The Discount Rate Fraction for Classes A through F is defined as:
                   (Coupon on Class - Reinvestment Yield) / (Coupon on Mortgage Loan - Reinvestment Yield)

INVESTORS SHOULD READ THE UNDERWRITERS' STATEMENT WHICH ACCOMPANIES THIS COLLATERAL TERM SHEET. PROSPECTIVE INVESTORS ARE ADVISED TO CAREFULLY READ, AND SHOULD RELY SOLELY ON, THE FIRST PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL PROSPECTUS") RELATING TO THE CERTIFICATES REFERRED TO HEREIN (THE "OFFERED CERTIFICATES") IN MAKING THEIR INVESTMENT DECISION. THIS TERM SHEET DOES NOT INCLUDE ALL RELEVANT INFORMATION RELATING TO THE COLLATERAL DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE RISKS AND SPECIAL CONSIDERATIONS ASSOCIATED THEREWITH. ALL COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUCH INFORMATION MAY CHANGE. ALTHOUGH THE INFORMATION CONTAINED IN THIS TERM SHEET IS BASED ON SOURCES WHICH THE UNDERWRITERS BELIEVE TO BE RELIABLE, THE UNDERWRITERS MAKE NO REPRESENTATION OR WARRANTY THAT SUCH INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS A PROEJCTION, FORECAST, PREDICTION OR OPINION WITH RESPECT TO VALUE. PRIOR TO MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHOULD RECEIVE AND FULLY REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

PREPAYMENT PREMIUM  ALLOCATION EXAMPLE:
                             The Yield Maintenance formulas for the Mortgage Loans are calculated based upon various methods. Under one method, the Yield Maintenance prepayment premium will be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following example reflects that method.

         General Yield Maintenance Example:
                             Assuming the structure presented on pages 3 and 4 of this memo and the following assumptions:

    Mortgage Loan Characteristics of
    loan being prepaid*:

    Balance                                $10,000,000
    Coupon                                 9.0%
    Maturity                               10 yrs (November 1, 2007)
    Amortization Term                      30 yrs
    Prepayment Date                        12/1/97
    Prepayment Premium Type                Yield Maintenance (Treasuries flat)

    Certificate Characteristics
    Class A-1 Coupon                       7.00%
* The Yield Maintenance formula for certain Mortgage Loans may result in a lower Yield Maintenance prepayment premium than set forth in this example.

---------------------------------------------------------------------- -------------------- ----------------------- ----------------
                                                                           Mortgage              Class A-1                Class IO
                                                                             Loan               Certificates            Certificates
---------------------------------------------------------------------- -------------------- ----------------------- ----------------

Amount of Principal Prepayment                                           $10,000,000            $10,000,000                 N/A
---------------------------------------------------------------------- -------------------- ----------------------- ----------------
Maturity Date of the Mortgage Loan                                         11/1/07
Number of Payments (1)                                                       120
---------------------------------------------------------------------- -------------------- ----------------------- ----------------
Treasury Note used for Reinvestment Yield (2)                            6.125% 8/07
Treasury Yield (CBE)                                                        6.075%
Reinvestment Yield (Mtg) (3)                                                6.000%
---------------------------------------------------------------------- -------------------- ----------------------- ----------------
Mortgage Rate                                                               9.00%
Payment Differential ($ per month) (4)                                     $25,000
---------------------------------------------------------------------- -------------------- ----------------------- ----------------
Certificate Pass-Through Rate                                                                      7.00%
---------------------------------------------------------------------- -------------------- ----------------------- ----------------
Total Prepayment Premium                                                  $2,251,838
---------------------------------------------------------------------- -------------------- ----------------------- ----------------
Discount Rate Fraction Calculation                                                             (7.00% - 6.000%)/        excess
(Class A-1 Coupon - Reinvestment Yield) /                                                      (9.00% - 6.000%) =       prepayment
(Gross Mortgage Rate - Reinvestment Yield) =                                                     1.000/3.000 =          premiums
% of Premium allocated to Classes (Discount Rate Fraction)                                          33.333%
---------------------------------------------------------------------- -------------------- ----------------------- ----------------
$ Premium allocated to each class                                                                $750,614                $1,501,224
---------------------------------------------------------------------- -------------------- ----------------------- ----------------

    (1) The number of payments to discount for yield maintenance prepayment premium computation.
    (2) The yield on the treasury note with a maturity date closest to the maturity date of the loan.
    (3) The Reinvestment Yield used is
        the mortgage equivalent of the CBE treasury yield.
    (4) (Mortgage Rate - Reinvestment Yield) x (amount of Principal Prepayment) / 12 used for 120 payments.

INVESTORS SHOULD READ THE UNDERWRITERS' STATEMENT WHICH ACCOMPANIES THIS COLLATERAL TERM SHEET. PROSPECTIVE INVESTORS ARE ADVISED TO CAREFULLY READ, AND SHOULD RELY SOLELY ON, THE FIRST PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL PROSPECTUS") RELATING TO THE CERTIFICATES REFERRED TO HEREIN (THE "OFFERED CERTIFICATES") IN MAKING THEIR INVESTMENT DECISION. THIS TERM SHEET DOES NOT INCLUDE ALL RELEVANT INFORMATION RELATING TO THE COLLATERAL DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE RISKS AND SPECIAL CONSIDERATIONS ASSOCIATED THEREWITH. ALL COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUCH INFORMATION MAY CHANGE. ALTHOUGH THE INFORMATION CONTAINED IN THIS TERM SHEET IS BASED ON SOURCES WHICH THE UNDERWRITERS BELIEVE TO BE RELIABLE, THE UNDERWRITERS MAKE NO REPRESENTATION OR WARRANTY THAT SUCH INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS A PROEJCTION, FORECAST, PREDICTION OR OPINION WITH RESPECT TO VALUE. PRIOR TO MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHOULD RECEIVE AND FULLY REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

CREDIT TENANT LEASE LOANS:
                             Credit Tenant Lease Loans are secured by Mortgages on Mortgaged Properties leased, pursuant to a lease (each a "Credit Lease"), to a tenant which possesses (or whose parent or other affiliate which guarantees the lease obligation possesses) recognized financial strength, long-term debt ratings of B+ or better assigned by one or more credit rating agencies or other rating generally believed to be equivalent. Scheduled monthly rent payments under the Credit Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Tenant Lease Loans.

                             All of the Credit Tenant Lease Loans are secured by assignments of leases and rents on properties net-leased to the Tenants pursuant to the Credit Tenant Leases. The Credit Lease Loans generally provide that the Tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property, (i) the Tenant is obligated to continue making payments or (ii) the Tenant must make an offer to purchase the applicable property subject to the Credit Lease for an amount not less than the unpaid principal balance plus accrued interest on the related Credit Tenant Lease Loan.

        Approximately 10.6% of the Mortgage Loans are Credit Tenant Lease Loans.

-----------------------------------------------------------------------------------------------------------------------------------
                                  # Loans       Initial         Property         Lease                                 Credit
              Tenant                            Balance           Type         Type (1)         Guarantor            Rating (2)
-----------------------------------------------------------------------------------------------------------------------------------

Rite Aid Pharmacy                       25        40,648,355      Retail          NN          Rite Aid Corporation         A3/BBB+
-----------------------------------------------------------------------------------------------------------------------------------
Blue Cross Blue Shield                   1        30,000,000      Office          NNN                                         A
-----------------------------------------------------------------------------------------------------------------------------------
Office Depot                             1         24,140,144     Office          NNN                                      BB+/Baa3

-----------------------------------------------------------------------------------------------------------------------------------
Circuit City                             5        23,263,531      Retail          B                                         NAIC 2
-----------------------------------------------------------------------------------------------------------------------------------
Hartford Fire                            1        20,078,226      Office          NN                                      AA/Aa3 (3)
-----------------------------------------------------------------------------------------------------------------------------------
Garden Ridge                             2        19,223,363      Retail          NNN                                        (4)
-----------------------------------------------------------------------------------------------------------------------------------
Bally Total Fitness                      4        17,224,559      Health &        NNN         Bally's Total Fitness         B+/B3
                                                                  Fitness                     Holding Corp.
-----------------------------------------------------------------------------------------------------------------------------------
Revco                                   10        13,368,129      Retail          NN          Revco D.S. Inc.              A-/Baa1

-----------------------------------------------------------------------------------------------------------------------------------
K Mart                                   1        11,673,663      Retail          NNN                                       B+/Ba3

-----------------------------------------------------------------------------------------------------------------------------------
Walmart                                  1         7,341,749      Retail          NNN                                       AA/Aa2

-----------------------------------------------------------------------------------------------------------------------------------
Eckerd                                   4          6,332,318     Retail          NNN                                        A/A2

-----------------------------------------------------------------------------------------------------------------------------------
Eckerd                                   1          1,513,702     Retail          NN                                         A/A2

-----------------------------------------------------------------------------------------------------------------------------------
Walgreen                                 2          5,277,018     Retail          NN                                        A+/Aa3

-----------------------------------------------------------------------------------------------------------------------------------
Albertson's, Inc.                        1          5,158,010     Retail          NN                                        A1/A+

-----------------------------------------------------------------------------------------------------------------------------------
Barnes & Noble, Inc.                     1          4,989,871     Mixed Use       NNN                                       BB/Ba1

-----------------------------------------------------------------------------------------------------------------------------------
Pep Boys                                 1          2,447,077     Ground Lease    NNN                                     BBB+/Baa2

-----------------------------------------------------------------------------------------------------------------------------------
Thrifty-Payless                          1          2,262,166     Retail          NN                                      BBB+/Baa1

-----------------------------------------------------------------------------------------------------------------------------------
Sunbelt Rentals                          2          1,891,245     Retail          NN          Ashtead Group, PLC             (4)

-----------------------------------------------------------------------------------------------------------------------------------
Orleans CVS, Inc.                        1          1,153,040     Retail          NNN         CVS Corporation               A-/A3

-----------------------------------------------------------------------------------------------------------------------------------
Total CTLs                              65        237,986,166
-----------------------------------------------------------------------------------------------------------------------------------

(1) "NNN" means triple net lease; "NN" means double net lease; "B" means bondable lease.
(2) Senior unsecured rating of tenant or guarantor unless otherwise indicated.
(3)    Claims paying ability rating.
(4)    Private rating; disclosure not available.


INVESTORS SHOULD READ THE UNDERWRITERS' STATEMENT WHICH ACCOMPANIES THIS COLLATERAL TERM SHEET. PROSPECTIVE INVESTORS ARE ADVISED TO CAREFULLY READ, AND SHOULD RELY SOLELY ON, THE FIRST PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL PROSPECTUS") RELATING TO THE CERTIFICATES REFERRED TO HEREIN (THE "OFFERED CERTIFICATES") IN MAKING THEIR INVESTMENT DECISION. THIS TERM SHEET DOES NOT INCLUDE ALL RELEVANT INFORMATION RELATING TO THE COLLATERAL DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE RISKS AND SPECIAL CONSIDERATIONS ASSOCIATED THEREWITH. ALL COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUCH INFORMATION MAY CHANGE. ALTHOUGH THE INFORMATION CONTAINED IN THIS TERM SHEET IS BASED ON SOURCES WHICH THE UNDERWRITERS BELIEVE TO BE RELIABLE, THE UNDERWRITERS MAKE NO REPRESENTATION OR WARRANTY THAT SUCH INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS A PROEJCTION, FORECAST, PREDICTION OR OPINION WITH RESPECT TO VALUE. PRIOR TO MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHOULD RECEIVE AND FULLY REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

ADVANCING:                   The Master Servicer will be obligated to make
                             advances of scheduled principal and interest payments (excluding balloon payments and Appraisal
                             Reduction Amounts) and certain servicing expenses
                             ("Advances"), to the extent that such Advances are deemed to be recoverable. If the Master Servicer fails to make a required Advance, the Trustee or Fiscal Agent will be obligated to make such advances.

CONTROLLING CLASS REPRESENTATIVE:
                             A Controlling Class Representative will be appointed by a majority of Certificateholders of the Controlling Class, which will generally be the most subordinate class with a Certificate Balance outstanding that is at least 25% of the initial Certificate Balance of such Class. The Controlling Class Representative will, subject to certain limitations, direct the Special Servicer on how to resolve delinquent or defaulted loans.

SPECIAL SERVICER FLEXIBILITY:
                             The Pooling and Servicing Agreement will generally permit the Special Servicer to modify, waive or amend any term of any Mortgage Loan if (a) it determines, in accordance with the servicing standard, that it is appropriate to do so and (b) such modification, waiver or amendment will not:
                                    (i) affect the amount or timing of any
                                        scheduled payments of principal,
                                        interest or other amount (including
                                        Prepayment Premiums and Yield
                                        Maintenance Charges) payable under the
                                        Mortgage Loan;
                                    (ii)affect the obligation of the related
                                        borrower to pay a Prepayment Premium or
                                        Yield Maintenance Charge or permit a
                                        principal prepayment during the
                                        applicable Lockout Period;
                                    (iii) except as expressly provided by the
                                        related Mortgage or in connection with a material adverse environmental condition at the related Mortgaged Property, result in a release of the lien of the related Mortgage on any material portion of such Mortgaged Property without a corresponding principal prepayment, or;
                                    (iv)in the judgment of the Special
                                        Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.

SPECIAL SERVICER:            CRIIMI MAE Services  Limited  Partnership
                             ("CRIIMI"), a Maryland limited partnership, the general partner of which is CRIIMI MAE
                             Management, Inc.

                             As of July 31, 1997, CRIIMI had a total commercial and multifamily mortgage loan servicing portfolio (including loans serviced for its own account and for others) of approximately $9 billion.

MASTER SERVICER:             First Union.  As of March 31,  1997,  First Union
                             had a total commercial and multifamily mortgage loan servicing portfolio (including loans serviced for its own account and for others) of approximately $4 billion.


INVESTORS SHOULD READ THE UNDERWRITERS' STATEMENT WHICH ACCOMPANIES THIS COLLATERAL TERM SHEET. PROSPECTIVE INVESTORS ARE ADVISED TO CAREFULLY READ, AND SHOULD RELY SOLELY ON, THE FIRST PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL PROSPECTUS") RELATING TO THE CERTIFICATES REFERRED TO HEREIN (THE "OFFERED CERTIFICATES") IN MAKING THEIR INVESTMENT DECISION. THIS TERM SHEET DOES NOT INCLUDE ALL RELEVANT INFORMATION RELATING TO THE COLLATERAL DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE RISKS AND SPECIAL CONSIDERATIONS ASSOCIATED THEREWITH. ALL COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUCH INFORMATION MAY CHANGE. ALTHOUGH THE INFORMATION CONTAINED IN THIS TERM SHEET IS BASED ON SOURCES WHICH THE UNDERWRITERS BELIEVE TO BE RELIABLE, THE UNDERWRITERS MAKE NO REPRESENTATION OR WARRANTY THAT SUCH INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS A PROEJCTION, FORECAST, PREDICTION OR OPINION WITH RESPECT TO VALUE. PRIOR TO MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHOULD RECEIVE AND FULLY REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

MINIMUM DENOMINATIONS:

                                                Minimum                 Increments
              Classes                        Denomination               Thereafter                  Delivery
---------------------------------------- ------------------------- ------------------------- --------------------------

   A-1, A-2, A-3, B, C, D, and E                $10,000                     $1                        DTC
---------------------------------------- ------------------------- ------------------------- --------------------------
                 IO                            $100,000                     $1                        DTC


DETAILED MONTHLY INVESTOR REPORTING:

                             Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

                    Name of Report                             Description (information provided)
           ------- ------------------------------------------- -----------------------------------------------------------------

                1   Remittance Report                          principal and interest distributions, principal balances
           ------- ------------------------------------------- -----------------------------------------------------------------
                2   Mortgage Loan Status Report                portfolio stratifications
           ------- ------------------------------------------- -----------------------------------------------------------------
                3   Comparative Financial Status Report        revenue, NOI, DSCR to the extent available
           ------- ------------------------------------------- -----------------------------------------------------------------
                4   Delinquent Loan Status Report              listing of delinquent mortgage loans
           ------- ------------------------------------------- -----------------------------------------------------------------
                5   Historical Loan Modification Report        information on modified mortgage loans
           ------- ------------------------------------------- -----------------------------------------------------------------
                6   Historical Loss Estimate Report            liquidation proceeds, expenses, and realized losses
           ------- ------------------------------------------- -----------------------------------------------------------------
                7   REO Status Report                          NOI and value of REO
           ------- ------------------------------------------- -----------------------------------------------------------------
                8   Watch List                                 listing of loans in jeopardy of becoming Specially Serviced
           ------- ------------------------------------------- -----------------------------------------------------------------
                9   Loan Prepayment Report                     listing of loans that have given notice of prepayment


INVESTORS SHOULD READ THE UNDERWRITERS' STATEMENT WHICH ACCOMPANIES THIS COLLATERAL TERM SHEET. PROSPECTIVE INVESTORS ARE ADVISED TO CAREFULLY READ, AND SHOULD RELY SOLELY ON, THE FIRST PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL PROSPECTUS") RELATING TO THE CERTIFICATES REFERRED TO HEREIN (THE "OFFERED CERTIFICATES") IN MAKING THEIR INVESTMENT DECISION. THIS TERM SHEET DOES NOT INCLUDE ALL RELEVANT INFORMATION RELATING TO THE COLLATERAL DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE RISKS AND SPECIAL CONSIDERATIONS ASSOCIATED THEREWITH. ALL COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUCH INFORMATION MAY CHANGE. ALTHOUGH THE INFORMATION CONTAINED IN THIS TERM SHEET IS BASED ON SOURCES WHICH THE UNDERWRITERS BELIEVE TO BE RELIABLE, THE UNDERWRITERS MAKE NO REPRESENTATION OR WARRANTY THAT SUCH INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS A PROEJCTION, FORECAST, PREDICTION OR OPINION WITH RESPECT TO VALUE. PRIOR TO MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHOULD RECEIVE AND FULLY REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

  FU-LB 97-C2 Collateral Overview (as of the Cut-off Date - November 1, 1997):
                     GENERAL CHARACTERISTICS PROPERTY TYPES

------------------------------ -------------------         ------------------------- ---------------------
                                                                   Property           % of Initial Pool
       Characteristics                                              Types                  Balance
------------------------------ -------------------         ------------------------- ---------------------

           Amount               $2,243,883,409                   Multifamily                30.5
------------------------------ -------------------         ------------------------- ---------------------
         # of Loans                   430                           Retail                  30.4
------------------------------ -------------------         ------------------------- ---------------------
          Gross WAC                 8.203%                          Office                  10.5
------------------------------ -------------------         ------------------------- ---------------------
        Original WAM                  154                           Hotel                    8.7
------------------------------ -------------------         ------------------------- ---------------------
        Remaining WAM                 151                        Health Care                 4.0
------------------------------ -------------------         ------------------------- ---------------------
      Avg. Loan Balance           $5,218,334                  Industrial/Retail              2.7
------------------------------ -------------------         ------------------------- ---------------------
         WA DSCR (1)                 1.36x                        Industrial                 2.1
------------------------------ -------------------         ------------------------- ---------------------
WA Cut-off Date LTV Ratio (1)        72.2%                       Self Storage                0.2
------------------------------ -------------------        -------------------------  ---------------------
        Balloon Loans                83.2%                     Mobile Home Park              0.2
------------------------------ -------------------        -------------------------  ---------------------
          ARD Loans                  2.5%                         Mixed Use                  0.1
------------------------------ -------------------
                                                           ------------------------- ---------------------
  (1) Excluding CTL Loans.                                   Credit Tenant Lease            10.6
                                                           ------------------------- ---------------------


DEAL SUMMARY BY PROPERTY TYPE:
------------------------------------------------------------------------------------------------------------------------------------
                                         Aggregate % of           Average              Rem       WA               WA
                              # of    Initial Pool  Initial  Initial Pool    Gross     WAM      LTV      WA   Occup.      %       %
Property Type                Loans         Balance     Pool       Balance      WAC  (mths)    Ratio    DSCR     Rate     CA Balloon
------------------------------------------------------------------------------------------------------------------------------------

Multifamily                    137     684,250,812     30.5     4,994,531     8.05     140    76.7    1.30      95.6    2.8    25.6
------------------------------------------------------------------------------------------------------------------------------------
Conventional                   129     667,271,481     29.7     5,172,647     8.04     135    76.6    1.30      95.6    2.8    25.2
------------------------------------------------------------------------------------------------------------------------------------
Sec. 42                          8      16,979,331      0.8     2,122,416     8.48     337    78.7    1.23      95.3     -      0.3
------------------------------------------------------------------------------------------------------------------------------------
Retail                         123     682,164,870     30.4     5,546,056     8.15     132    72.4    1.32      95.6    3.1    30.0
------------------------------------------------------------------------------------------------------------------------------------
Anchored                        72     503,770,523     22.5     6,996,813     8.08     133     72.7    1.31     95.3    2.8    22.2
------------------------------------------------------------------------------------------------------------------------------------
Unanchored                      51     178,394,347      8.0     3,497,928     8.35     130     71.7    1.33     96.5    0.3     7.8
------------------------------------------------------------------------------------------------------------------------------------
Office                          38     235,562,040     10.5     6,199,001     8.33     154    69.1    1.47      95.5    1.5     8.5
------------------------------------------------------------------------------------------------------------------------------------
Hotel                           33     195,779,045      8.7     5,932,698     8.37     147    63.9    1.54      N/A      -      7.9
------------------------------------------------------------------------------------------------------------------------------------
Full Service                    11      64,280,525      2.9     5,843,684     8.73     136    61.2    1.56      N/A      -      2.4
------------------------------------------------------------------------------------------------------------------------------------
Limited Service                 22     131,498,520      5.9     5,977,205     8.19     152    65.2    1.53      N/A     -      5.5
------------------------------------------------------------------------------------------------------------------------------------
Health Care                     16      90,158,951      4.0     5,634,934     8.63     173    68.5    1.41     93.5    0.9     3.5
------------------------------------------------------------------------------------------------------------------------------------
Assisted Living                  5      14,864,373      0.7     2,972,875     8.77     116    67.6    1.33     94.5     -      0.7
------------------------------------------------------------------------------------------------------------------------------------
Skilled Nursing                  7      28,265,885      1.3     4,037,984     8.84     145    66.6    1.51     92.1     -      0.7
------------------------------------------------------------------------------------------------------------------------------------
Congregate Care                  3      23,656,389      1.1     7,885,463     8.30     118    72.7    1.47     93.0    0.9     1.1
------------------------------------------------------------------------------------------------------------------------------------
Skilled Nursing/Cong Care        1      23,372,304      1.0    23,372,304     8.63     298    67.2    1.29     95.0     -      1.0
------------------------------------------------------------------------------------------------------------------------------------
Industrial/Retail                3      59,513,700      2.7    19,837,900     8.30     126    66.0    1.34    100.0    0.2     2.3
------------------------------------------------------------------------------------------------------------------------------------
Industrial                      10      48,026,349      2.1     4,802,635     8.65     151    68.8    1.36     95.9    0.4     1.5
------------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park                 2       4,890,822      0.2     2,445,411     7.97     156    71.2    1.43     91.8    0.1     0.1
------------------------------------------------------------------------------------------------------------------------------------
Self Storage                     2       3,940,655      0.2     1,970,328    8.39      159    60.7    1.57     91.4    0.1     0.1
------------------------------------------------------------------------------------------------------------------------------------
Mixed Use                        1       1,610,000      0.1     1,610,000    7.47      180    70.0    1.44     87.1     -      0.1
------------------------------------------------------------------------------------------------------------------------------------
CTLs                            65     237,986,166     10.6     3,661,326    8.24      235      N/A     N/A    100.0    0.2     3.8
------------------------------------------------------------------------------------------------------------------------------------
Retail                          56     139,106,289      6.2     2,484,041    8.39      239      N/A     N/A    100.0    0.2     1.8
------------------------------------------------------------------------------------------------------------------------------------
Office                           3      74,218,370      3.3    24,739,457     7.55     245      N/A     N/A    100.0     -      2.0
------------------------------------------------------------------------------------------------------------------------------------
Other                            6      24,661,507      1.1     4,110,251     9.49     178      N/A     N/A    100.0     -       -
------------------------------------------------------------------------------------------------------------------------------------
Total/Avg/Min/Max/             430   2,243,883,409    100.0     5,218,334     8.20     151     72.2    1.36     96.1    9.4    83.2
Wtd.Avg.:                                                                                       (1)     (1)      (2)
------------------------------------------------------------------------------------------------------------------------------------
(1) Excluding CTLs.
(2) Excluding Hotels.

INVESTORS SHOULD READ THE UNDERWRITERS' STATEMENT WHICH ACCOMPANIES THIS COLLATERAL TERM SHEET. PROSPECTIVE INVESTORS ARE ADVISED TO CAREFULLY READ, AND SHOULD RELY SOLELY ON, THE FIRST PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL PROSPECTUS") RELATING TO THE CERTIFICATES REFERRED TO HEREIN (THE "OFFERED CERTIFICATES") IN MAKING THEIR INVESTMENT DECISION. THIS TERM SHEET DOES NOT INCLUDE ALL RELEVANT INFORMATION RELATING TO THE COLLATERAL DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE RISKS AND SPECIAL CONSIDERATIONS ASSOCIATED THEREWITH. ALL COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUCH INFORMATION MAY CHANGE. ALTHOUGH THE INFORMATION CONTAINED IN THIS TERM SHEET IS BASED ON SOURCES WHICH THE UNDERWRITERS BELIEVE TO BE RELIABLE, THE UNDERWRITERS MAKE NO REPRESENTATION OR WARRANTY THAT SUCH INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS A PROEJCTION, FORECAST, PREDICTION OR OPINION WITH RESPECT TO VALUE. PRIOR TO MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHOULD RECEIVE AND FULLY REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

FU-LB 97-C2 Collateral Overview (as of the Cut-off Date - November 1, 1997):

DEAL SUMMARY BY PROPERTY TYPE (CONTINUED):
--------------------------------------------------------------------------------------------------------------------------------
                                         Aggregate     % of     Average      Minimum      Maximum    Gross   Min    Max    Min
          Property             # of     Inital Pool   Initial Initial Pool Initial Pool Initial Pool  WAC    WAC    WAC    WAM
            Type               Loans      Balance      Pool     Balance      Balance      Balance
--------------------------------------------------------------------------------------------------------------------------------

Multifamily                    137     684,250,812    30.5    4,994,531      400,000   33,449,419   8.05   7.36    9.55    45
--------------------------------------------------------------------------------------------------------------------------------
Conventional                   129     667,271,481    29.7    5,172,647      400,000   33,449,419   8.04   7.36    9.50    45
--------------------------------------------------------------------------------------------------------------------------------
Sec. 42                          8      16,979,331     0.8    2,122,416      705,142    3,511,325   8.48   8.00    9.55   295
--------------------------------------------------------------------------------------------------------------------------------
Retail                         123     682,164,870    30.4    5,546,056      449,722   38,206,000   8.15   7.24    9.38    60
--------------------------------------------------------------------------------------------------------------------------------
Anchored                        72     503,770,523    22.5    6,996,813    1,193,467   38,206,000   8.08   7.24    9.38    60
--------------------------------------------------------------------------------------------------------------------------------
Unanchored                      51     178,394,347     8.0    3,497,928      449,722   28,773,665   8.35   7.47    9.38    78
--------------------------------------------------------------------------------------------------------------------------------
Office                          38     235,562,040    10.5    6,199,001      945,897   22,901,796   8.33   7.68    9.50    78
--------------------------------------------------------------------------------------------------------------------------------
Hotel                           33     195,779,045     8.7    5,932,698      724,115   29,000,000   8.37   7.67    9.40    80
--------------------------------------------------------------------------------------------------------------------------------
Full Service                    11      64,280,525     2.9    5,843,684    1,893,030   17,970,413   8.73   8.00    9.40    80
--------------------------------------------------------------------------------------------------------------------------------
Limited Service                 22     131,498,520     5.9    5,977,205      724,115   29,000,000   8.19   7.67    9.35   114
--------------------------------------------------------------------------------------------------------------------------------
Health Care                     16      90,158,951     4.0    5,634,934      897,379   23,372,304   8.63   7.60   10.50   110
--------------------------------------------------------------------------------------------------------------------------------
Assisted Living                  7      28,265,885     1.3    4,037,984    2,100,000    6,234,626   8.84   7.60   10.50   115
--------------------------------------------------------------------------------------------------------------------------------
Skilled Nursing                  5      14,864,373     0.7    2,972,875      897,379    6,217,295   8.77   8.00   9.25    110
--------------------------------------------------------------------------------------------------------------------------------
Congregate Care                  3      23,656,389     1.1    7,885,463    3,391,662   11,773,564   8.30   8.07   8.50     117
--------------------------------------------------------------------------------------------------------------------------------
Skilled Nursing/Cong Care        1      23,372,304     1.0   23,372,304   23,372,304   23,372,304   8.63   8.63   8.63     298
--------------------------------------------------------------------------------------------------------------------------------
Industrial/Retail                3      59,513,700     2.7   19,837,900    5,096,859   45,416,841   8.30   7.79   8.38     116
--------------------------------------------------------------------------------------------------------------------------------
Industrial                      10      48,026,349     2.1    4,802,635    1,321,379    8,783,677   8.65   7.98   9.38      78
--------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park                 2       4,890,822     0.2    2,445,411    1,892,273    2,998,549   7.97   7.79   8.25     119
--------------------------------------------------------------------------------------------------------------------------------
Self Storage                     2       3,940,655     0.2    1,970,328    1,248,118    2,692,537   8.39   8.16   8.50     117
--------------------------------------------------------------------------------------------------------------------------------
Mixed Use                        1       1,610,000     0.1    1,610,000    1,610,000    1,610,000   7.47   7.47   7.47     180
================================================================================================================================

================================================================================================================================
CTLs                            65     237,986,166    10.6    3,661,326      916,074   30,000,000   8.24   7.07 10.13     134
--------------------------------------------------------------------------------------------------------------------------------
Retail                          56     139,106,289     6.2    2,484,041      916,074   11,673,663   8.39   7.31 10.13     213
--------------------------------------------------------------------------------------------------------------------------------
Office                           3      74,218,370     3.3   24,739,457   20,078,226   30,000,000   7.55   7.07  8.41     177
--------------------------------------------------------------------------------------------------------------------------------
Other                            6      24,661,507     1.1    4,110,251    2,447,077    5,415,475   9.49   7.96 10.13     134
--------------------------------------------------------------------------------------------------------------------------------
Total/Avg/Min/Max/             430   2,243,883,409   100.0    5,218,334      400,000   45,416,841   8.20   7.07 10.50      45
Wtd.Avg.:

--------------------------------------------------------------------------------------------------------------------------------
(1) Excluding CTLs.

[TABLE BROKEN AND RESTUBBED]

--------------------------------------------------------------------------------
                             Max     WA      Min     Max     WA     Min     Max
          Property           WAM    DSCR    DSCR    DSCR    LTV     LTV     LTV
            Type                                           Ratio   Ratio   Ratio
--------------------------------------------------------------------------------

Multifamily                 360    1.30    1.15    2.02    76.7    44.6    83.0
--------------------------------------------------------------------------------
Conventional                360    1.30    1.18    2.02    76.6    44.6    81.4
-------------------------------------------------------------------------------
Sec. 42                     359    1.23    1.15    1.35    78.7    72.2    83.0
--------------------------------------------------------------------------------
Retail                      296    1.32    1.20    1.66   72.4    48.3     80.0
--------------------------------------------------------------------------------
Anchored                    236    1.31    1.20    1.65   72.7    48.3     80.0
--------------------------------------------------------------------------------
Unanchored                  296    1.33    1.23    1.66   71.7    53.5     77.3
--------------------------------------------------------------------------------
Office                      295    1.47    1.22    2.00   69.1    46.1     78.9
--------------------------------------------------------------------------------
Hotel                       272    1.54    1.40    2.50   63.9    34.9     73.3
--------------------------------------------------------------------------------
Full Service                264    1.56    1.40    2.50   61.2    34.9     70.5
--------------------------------------------------------------------------------
Limited Service             272    1.53    1.40    2.08   65.2    45.3     73.3
--------------------------------------------------------------------------------
Health Care                 298    1.41    1.29    2.07   68.5    29.0     74.9
--------------------------------------------------------------------------------
Assisted Living             237    1.51    1.39    2.07   66.6    29.0     74.8
--------------------------------------------------------------------------------
Skilled Nursing             119    1.33    1.30    1.42   67.6    58.4     70.8
--------------------------------------------------------------------------------
Congregate Care              119    1.47    1.32    1.64   72.7    62.8     74.9
--------------------------------------------------------------------------------
Skilled Nursing/Cong Care    298    1.29    1.29    1.29   67.2    67.2     67.2
--------------------------------------------------------------------------------
Industrial/Retail            180    1.34    1.31    1.45   66.0    64.9     75.0
--------------------------------------------------------------------------------
Industrial                   295    1.36    1.30    1.52   68.8    54.4     75.0
--------------------------------------------------------------------------------
Mobile Home Park             214    1.43    1.30    1.65   71.2    65.3     75.0
--------------------------------------------------------------------------------
Self Storage                 179    1.57    1.49    1.62   60.7    54.8     73.4
--------------------------------------------------------------------------------
Mixed Use                    180    1.44    1.44    1.44   70.0    70.0     70.0
================================================================================

================================================================================
CTLs                        299     N/A     N/A     N/A    N/A     N/A      N/A
--------------------------------------------------------------------------------
Retail                      260     N/A     N/A     N/A    N/A     N/A      N/A
--------------------------------------------------------------------------------
Office                      299     N/A     N/A     N/A    N/A     N/A      N/A
--------------------------------------------------------------------------------
Other                       298     N/A     N/A     N/A    N/A     N/A      N/A
--------------------------------------------------------------------------------
Total/Avg/Min/Max/          360    1.36    1.18    2.50   72.2    29.0     83.0
Wtd.Avg.:                           (1)     (1)     (1)    (1)     (1)      (1)

--------------------------------------------------------------------------------

INVESTORS SHOULD READ THE UNDERWRITERS' STATEMENT WHICH ACCOMPANIES THIS COLLATERAL TERM SHEET. PROSPECTIVE INVESTORS ARE ADVISED TO CAREFULLY READ, AND SHOULD RELY SOLELY ON, THE FIRST PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL PROSPECTUS") RELATING TO THE CERTIFICATES REFERRED TO HEREIN (THE "OFFERED CERTIFICATES") IN MAKING THEIR INVESTMENT DECISION. THIS TERM SHEET DOES NOT INCLUDE ALL RELEVANT INFORMATION RELATING TO THE COLLATERAL DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE RISKS AND SPECIAL CONSIDERATIONS ASSOCIATED THEREWITH. ALL COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUCH INFORMATION MAY CHANGE. ALTHOUGH THE INFORMATION CONTAINED IN THIS TERM SHEET IS BASED ON SOURCES WHICH THE UNDERWRITERS BELIEVE TO BE RELIABLE, THE UNDERWRITERS MAKE NO REPRESENTATION OR WARRANTY THAT SUCH INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS A PROEJCTION, FORECAST, PREDICTION OR OPINION WITH RESPECT TO VALUE. PRIOR TO MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHOULD RECEIVE AND FULLY REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

FU-LB 97-C2 Collateral Overview (as of the Cut-off Date - November 1, 1997):

            LOAN SIZE DISTRIBUTION                                                       GROSS RATE DISTRIBUTION

--------------------------- -------------------- ===================        ----------------------- =======================
                                                   % of Initial                   Gross Rate             % of Initial
    Balance Range ($)           # of Loans          Pool Balance                     (%)                 Pool Balance
--------------------------- -------------------- ===================        ----------------------- =======================

       1 - 2,000,000                116                 7.29                    7.000 - 7.249%               3.51
--------------------------- -------------------- ===================        ----------------------- =======================
   2,000,001 - 4,000,000            141                17.98                    7.250 - 7.499%               6.72
--------------------------- -------------------- ===================        ----------------------- =======================
   4,000,001 - 6,000,000             69                14.89                    7.500 - 7.749%              10.94
--------------------------- -------------------- ===================        ----------------------- =======================
   6,000,001 - 8,000,000             40                12.16                    7.750 - 7.999%              15.86
--------------------------- -------------------- ===================        ----------------------- =======================
   8,000,001 - 10,000,000            20                 8.05                    8.000 - 8.249%              16.31
--------------------------- -------------------- ===================        ----------------------- =======================
  10,000,001 - 12,000,000             5                 2.50                    8.250 - 8.499%              18.31
--------------------------- -------------------- ===================        ----------------------- =======================
  12,000,001 - 14,000,000             7                 4.01                    8.500 - 8.749%              14.21
--------------------------- -------------------- ===================        ----------------------- =======================
  14,000,001 - 16,000,000             2                 1.32                    8.750 - 8.999%               5.51
--------------------------- -------------------- ===================        ----------------------- =======================
  16,000,001 - 18,000,000             8                 6.04                    9.000 - 9.249%               4.87
--------------------------- -------------------- ===================        ----------------------- =======================
  18,000,001 - 20,000,000             6                 5.18                    9.250 - 9.499%               1.70
--------------------------- -------------------- ===================        ----------------------- =======================
  20,000,001 - 22,000,000             2                 1.84                      9.500 - 9.749%             0.21
--------------------------- -------------------- ===================        ----------------------- =======================
  22,000,001 - 24,000,000             3                 3.09                    9.750 - 9.999%               0.19
--------------------------- -------------------- ===================        ----------------------- =======================
  24,000,001 - 26,000,000             1                 1.08                    10.000 - 10.249%             1.43
--------------------------- -------------------- ===================        ----------------------- =======================
  28,000,001 - 30,000,000             6                 7.78                    10.500 - 10.749%             0.21
--------------------------- -------------------- ===================        ----------------------- =======================
  32,000,001 - 34,000,000             1                 1.49
-------------------------   -------------------- ===================
  34,000,001 - 36,000,000             1                 1.57
-------------------------   -------------------- ===================
  38,000,001 - 40,000,000             1                 1.70
-------------------------   -------------------- ===================
  44,000,001 - 46,000,000             1                 2.02
-------------------------   -------------------- ===================



       REMAINING TERMS TO MATURITY                        REMAINING AMORTIZATION TERM

------------------------- ==================          ------------------ ==================
         Months             % of Initial                   Months          % of Initial
                            Pool Balance                                   Pool Balance
------------------------- ==================          ------------------ ==================

        25 - 48           0.40                             97 - 120      0.09
------------------------- ==================          ------------------ ==================
        49 - 72           1.28                            121 - 144      0.77
------------------------- ==================          ------------------ ==================
        73 - 96           8.16                            169 - 192      1.32
------------------------- ==================          ------------------ ==================
        97 - 120          54.09                           193 - 216      1.16
------------------------- ==================          ------------------ ==================
       121 - 144          0.91                            217 - 240      6.08
------------------------- ==================          ------------------ ==================
       145 - 168          0.13                            241 - 264      2.26
------------------------- ==================          ------------------ ==================
       169 - 192          17.16                           265 - 288      2.15
------------------------- ==================          ------------------ ==================
       193 - 216          0.26                            289 - 312      25.56
------------------------- ==================          ------------------ ==================
       217 - 240          7.13                            313 - 336      4.50
------------------------- ==================          ------------------ ==================
       241 - 264          2.92                            337 - 360      56.11
------------------------- ==================          ------------------ ==================
       265 - 288          0.22
------------------------- ==================
       289 - 312          5.38
------------------------- ==================
       313 - 336          0.10
------------------------- ==================
       337 - 360          1.84
------------------------- ==================


INVESTORS SHOULD READ THE UNDERWRITERS' STATEMENT WHICH ACCOMPANIES THIS COLLATERAL TERM SHEET. PROSPECTIVE INVESTORS ARE ADVISED TO CAREFULLY READ, AND SHOULD RELY SOLELY ON, THE FIRST PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL PROSPECTUS") RELATING TO THE CERTIFICATES REFERRED TO HEREIN (THE "OFFERED CERTIFICATES") IN MAKING THEIR INVESTMENT DECISION. THIS TERM SHEET DOES NOT INCLUDE ALL RELEVANT INFORMATION RELATING TO THE COLLATERAL DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE RISKS AND SPECIAL CONSIDERATIONS ASSOCIATED THEREWITH. ALL COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUCH INFORMATION MAY CHANGE. ALTHOUGH THE INFORMATION CONTAINED IN THIS TERM SHEET IS BASED ON SOURCES WHICH THE UNDERWRITERS BELIEVE TO BE RELIABLE, THE UNDERWRITERS MAKE NO REPRESENTATION OR WARRANTY THAT SUCH INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS A PROEJCTION, FORECAST, PREDICTION OR OPINION WITH RESPECT TO VALUE. PRIOR TO MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHOULD RECEIVE AND FULLY REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

FU-LB 97-C2 Collateral Overview (as of the Cut-off Date - November 1, 1997):



          DEBT SERVICE COVERAGE RATIOS                                 LOAN TO VALUE % (LTV)

------------------------------ ==================       ----------------------------- ==================
                                 % of Initial                                           % of Initial
     DSCR Range (x) (1)          Pool Balance                   LTV Ranges 1            Pool Balance
------------------------------ ==================       ----------------------------- ==================

       1.15 - 1.19 (2)         1.15                            25.01 - 30.00          0.10
------------------------------ ==================       ----------------------------- ==================
         1.20 - 1.24           11.71                           30.01 - 35.00          0.28
------------------------------ ==================       ----------------------------- ==================
         1.25 - 1.29           24.54                           35.01 - 40.00          0.09
------------------------------ ==================       ----------------------------- ==================
         1.30 - 1.34           24.14                           40.01 - 45.00          0.42
------------------------------ ==================       ----------------------------- ==================
         1.35 - 1.39           12.64                           45.01 - 50.00          0.48
------------------------------ ==================       ----------------------------- ==================
         1.40 - 1.44           6.85                            50.01 - 55.00          1.74
------------------------------ ==================       ----------------------------- ==================
         1.45 - 1.49           8.41                            55.01 - 60.00          4.21
------------------------------ ==================       ----------------------------- ==================
         1.50 - 1.54           1.36                            60.01 - 65.00          9.64
------------------------------ ==================       ----------------------------- ==================
         1.55 - 1.59           1.27                            65.01 - 70.00          11.89
------------------------------ ==================       ----------------------------- ==================
         1.60 - 1.64           1.68                            70.01 - 75.00          35.72
------------------------------ ==================       ----------------------------- ==================
         1.65 - 1.69           1.67                            75.01 - 80.00          34.09
------------------------------ ==================       ----------------------------- ==================
         1.70 - 1.74           1.44                            80.01 - 83.04          1.35
------------------------------ ==================       ----------------------------- ==================
         1.75 - 1.79           1.17                       (1) Excluding CTL Loans
------------------------------ ==================
         2.00 - 2.04           1.25
------------------------------ ==================
         2.05 - 2.50           0.73
------------------------------ ==================

                   (1)   Excluding CTL Loans.
                   (2) With exception to one loan, or 0.7%, the Mortgage Loans with DSC Ratios below 1.20x are loans secured by Section 42 properties.




                                      STATE DISTRIBUTION
                          ------------------ =======================
                                State             % of Initial
                                                  Pool Balance
                          ------------------ =======================
                                 FL                   14.17
                          ------------------ =======================
                                 NY                   11.09
                          ------------------ =======================
                                 TX                   10.64
                          ------------------ =======================
                                 CA                    9.44
                          ------------------ =======================
                                 GA                    4.98
                          ------------------ =======================
                                 VA                    3.79
                          ------------------ =======================
                                 AZ                    3.73
                          ------------------ =======================
                                 PA                    3.47
                          ------------------ =======================
                                 NJ                    3.45
                          ------------------ =======================
                                 TN                    3.15
                          ------------------ =======================
                                Other                 32.09
                          ------------------ =======================


INVESTORS SHOULD READ THE UNDERWRITERS' STATEMENT WHICH ACCOMPANIES THIS COLLATERAL TERM SHEET. PROSPECTIVE INVESTORS ARE ADVISED TO CAREFULLY READ, AND SHOULD RELY SOLELY ON, THE FIRST PROSPECTUS AND PROSPECTUS SUPPLEMENT (THE "FINAL PROSPECTUS") RELATING TO THE CERTIFICATES REFERRED TO HEREIN (THE "OFFERED CERTIFICATES") IN MAKING THEIR INVESTMENT DECISION. THIS TERM SHEET DOES NOT INCLUDE ALL RELEVANT INFORMATION RELATING TO THE COLLATERAL DESCRIBED HEREIN, PARTICULARLY WITH RESPECT TO THE RISKS AND SPECIAL CONSIDERATIONS ASSOCIATED THEREWITH. ALL COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUCH INFORMATION MAY CHANGE. ALTHOUGH THE INFORMATION CONTAINED IN THIS TERM SHEET IS BASED ON SOURCES WHICH THE UNDERWRITERS BELIEVE TO BE RELIABLE, THE UNDERWRITERS MAKE NO REPRESENTATION OR WARRANTY THAT SUCH INFORMATION IS ACCURATE OR COMPLETE. SUCH INFORMATION SHOULD NOT BE VIEWED AS A PROEJCTION, FORECAST, PREDICTION OR OPINION WITH RESPECT TO VALUE. PRIOR TO MAKING ANY INVESTMENT DECISION, A PROSPECTIVE INVESTOR SHOULD RECEIVE AND FULLY REVIEW THE FINAL PROSPECTUS. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.